THE PHOENIX EDGE SERIES FUND

       SUPPLEMENT TO THE STATEMENTS OF INFORMATION (SAI) DATED MAY 1, 2004

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The reference to Michael J. Gilotti in the "Management of the Fund" table on page 28 of the SAI is deleted. Please add the following to the table:

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
                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN        OTHER
                                                                                            FUND COMPLEX    TRUSTEESHIPS/
NAME, ADDRESS, (DOB), AND        LENGTH OF              PRINCIPAL OCCUPATION(S)             OVERSEEN BY     DIRECTORSHIPS
POSITION(S) WITH TRUST          TIME SERVED               DURING PAST 5 YEARS                 TRUSTEE      HELD BY TRUSTEE
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                                                      INTERESTED TRUSTEES
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Phillip K. Polkinghorn         Served since   Executive Vice President, The Phoenix              32        None
One American Row                   2004       Companies, Inc. (March 2004-present). Vice
Hartford, CT 06102                            President, Sun Life Financial Company
DOB: 7/29/57                                  (2001-2004). President, Keyport Life
Trustee/Executive Vice                        (1998-2001).
President
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                                                 OFFICER(S) WHO ARE NOT TRUSTEES
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Gina C. O'Connell              Served since   Senior Vice President, Life and Annuity           N/A        N/A
One American Row                 May 2004     Operations (2001-present), The Phoenix
Hartford, CT 06102                            Companies, Inc. Senior Vice President,
DOB: 11/14/58                                 Life and Annuity Operations
Senior Vice President                         (2001-present),Vice President, various
                                              marketing and product development
                                              departments (1998-2001), Phoenix Life
                                              Insurance Company.
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

The following replaces the section titled "Disruptive Trading and Market Timing" on pages 43-44 in the SAI:

    The following disclosure is intended to supplement the disclosure in the prospectus.

    Frequent purchases, redemptions and transfers, programmed transfers, transfers into and then out of a series in a short period of time, and transfers of large amounts at one time ("Disruptive Trading") can have harmful effects for other shareholders. In order to attempt to protect our shareholders from Disruptive Trading, we have adopted certain market timing policies and procedures.

    Under our market timing policy, we could modify your transfer privileges for some or all of the series. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be transferred into or out of any series at any one time. We may (but are not obligated to):

[diamond] limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

[diamond] restrict the method of making a transfer (e.g., require that all transfers into a particular series be sent to the transfer agent by first class U.S. mail and rescind Internet, telephone or fax transfer privileges),

[diamond] require a holding period for some series (e.g., prohibit transfers into a particular series within a specified period of time after a transfer out of that series),

[diamond] impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the series), or

[diamond] impose other limitations or restrictions.

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    Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a shareholder's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other series owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a weekly basis. We also consider any concerns brought to our attention by the managers of the series. We may change our monitoring procedures at any time without notice.

    Currently we attempt to deter Disruptive Trading by monitoring a shareholder's transfer activity. If a shareholder's transfer(s) exceeds the transfer parameters, we may send the shareholder a warning letter. Then, if at any time thereafter the shareholder's transfer activity exceeds the transfer parameters, we will revoke the shareholder's right to make Internet and Interactive Voice Response (IVR) transfers. We will notify shareholders in writing (by mail to their address of record on file with us) if we limit their trading.

    We do not include transfers made pursuant to the dollar cost averaging or other similar programs when applying our market timing policy.

    We have adopted these policies and procedures as a preventative measure to protect all shareholders from the potential affects of Disruptive Trading, while also abiding by any rights that shareholders may have to make transfers and providing reasonable and convenient methods of making transfers that do not have the potential to harm other shareholders.

    We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

    We cannot guarantee that our monitoring will be 100% successful in detecting all transfer activity that exceeds the parameters discussed above (and we do not guarantee that these are appropriate transfer parameters to prevent Disruptive Trading), and we cannot guarantee that revoking or limiting a shareholder's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading.

     We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In addition, orders for the purchase of series shares are subject to acceptance by the relevant series. We reserve the right to reject, without prior notice, any transfer request into any series if the purchase of shares in the corresponding series is not accepted for any reason.

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Dated: August 25, 2004         Please keep this supplement for future reference.



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